                                                                    EXHIBIT 10.3



                                    FORM OF
                              AMENDED AND RESTATED
                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN
                     INCENTIVE STOCK OPTION AWARD AGREEMENT


NAME AND ADDRESS OF
PARTICIPANT:


         You have been granted an Incentive Stock Option to purchase shares of New England Bancshares, Inc. common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:                __________ shares of New England
                                            Bancshares, Inc. common stock

DATE OF GRANT:                              _____________, 200__

EXERCISE PRICE:                             $_______

TERM OF OPTION:                             The term of this Incentive Stock
                                            Option  shall be 10 years  from the
                                            Date of Grant.

VESTING                                     SCHEDULE: Subject to the limitations
                                            of this Stock Option Award
                                            Agreement, this Incentive Stock
                                            Option Award shall vest or become
                                            exercisable in installments
                                            according to the following schedule:

                                            Installment      Vesting  Date

                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__

                                            Except as provided below, an
                                            installment shall not become
                                            exercisable on the otherwise
                                            applicable vesting date if you
                                            terminate employment prior to such
                                            vesting date.


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ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                          All unvested Incentive Stock Options
                                            shall immediately become exercisable
                                            and shall remain exercisable for the
                                            term of the Incentive Stock Option,
                                            regardless of termination of
                                            employment with the Company or the
                                            Association. Incentive Stock Options
                                            exercised more than three (3) months
                                            following a termination of
                                            employment in connection with a
                                            Change in Control will be treated as
                                            Non-Statutory Stock Options for tax
                                            purposes.

PAYMENT OF EXERCISE PRICE:                  The Exercise Price may be paid in
                                            cash or Common Stock having a Fair
                                            Market Value on the exercise date
                                            equal to the total Exercise Price,
                                            or any combination of cash or Common
                                            Stock and, if the Committee permits,
                                            you may also conduct a cash-less
                                            exercise with a qualifying
                                            broker-dealer.
EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

         (A)      DEATH OR DISABILITY:      In the event you terminate service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Incentive Stock Option Award will
                                            immediately vest and the unexercised
                                            portion of your Incentive Stock
                                            Option Award will remain exercisable
                                            for a period of one (1) year
                                            following termination of employment,
                                            or, if sooner, until the expiration
                                            of the term of your Incentive Stock
                                            Option.

         (B)      TERMINATION FOR
                  CAUSE: In you are terminated for Cause, all your rights to this Incentive Stock Option Award will expire immediately as of the effective date of your Termination for Cause.

         (C)      RETIREMENT:               As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to your unvested portion of
                                            this Incentive Stock Option Award.
                                            Your vested portion will remain
                                            exercisable for a period of one (1)
                                            year from your Retirement date or,
                                            if sooner, until the expiration of
                                            the term of the Incentive Stock
                                            Option. All Incentive Stock Options
                                            exercised more than three (3) months
                                            following your Retirement date will
                                            be treated as Non-Statutory Stock
                                            Options for tax purposes.

         (D)      OTHER REASONS:            Unless  otherwise  determined by the
                                            Committee, you may only exercise
                                            those Incentive Stock Options that
                                            are immediately exercisable as of
                                            the date of your termination of
                                            service. You forfeit all rights to
                                            any unvested Incentive Stock Options
                                            and your vested Invested Stock
                                            Options remain exercisable for a
                                            period of three (3) months following
                                            your termination
                                            of service, or, if sooner, until the
                                            expiration of the term of your
                                            Incentive Stock Option.

VOTING: You have no rights as a shareholder with respect to any shares of Common Stock covered by this Incentive Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Incentive Stock Option Award following exercise of the Option.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Incentive Stock Option Award
                                            will be distributed as soon as
                                            practicable upon exercise.

TAX WITHHOLDING:

         (A)  EXERCISE OF INCENTIVE
              STOCK OPTION:                 There is no regular federal or state
                                            income or employment tax liability
                                            upon the exercise of an Incentive
                                            Stock Option (SEE INCENTIVE STOCK
                                            OPTION HOLDING PERIOD), although the
                                            excess, if any, of the Fair Market
                                            Value of the shares of Common Stock
                                            on the date of exercise over the
                                            Exercise Price will be treated as
                                            income for alternative minimum tax
                                            ("AMT") purposes and may subject you
                                            to AMT in the year of exercise.
                                            Please check with your tax advisor.

         (B)  DISQUALIFYING DISPOSITION:

                                            In the event of a disqualifying
                                            disposition (described below), you
                                            may be required to pay New England
                                            Bancshares, Inc. or its Affiliates
                                            an amount sufficient to satisfy all
                                            federal, state and local tax
                                            withholding.

        (C)   INCENTIVE STOCK OPTION
              HOLDING PERIOD:               In order to receive Incentive Stock
                                            Option tax treatment under Section
                                            422 of the Code, you may not dispose
                                            of shares acquired under an
                                            Incentive Stock Option Award (i) for
                                            two (2) years from the Date of Grant
                                            and (ii) for one (1) year after the
                                            date you exercise your Incentive
                                            Stock Option. IN ACCORDANCE WITH THE
                                            PLAN YOU MUST NOTIFY THE COMPANY
                                            WITHIN TEN (10) DAYS OF AN EARLY
                                            DISPOSITION OF COMMON STOCK (I.E., A
                                            "DISQUALIFYING DISPOSITION").

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary, on
                                            a form acceptable to the Committee,
                                            to receive rights under this
                                            Incentive Stock Option Award, in the
                                            event of your death. If a
                                            beneficiary is not designated the
                                            Award will become part of your
                                            estate.

NON-TRANSFERABILITY:                        This Incentive Stock Option Award
                                            shall not be transferred, assigned,
                                            hypothecated, or disposed of in any
                                            manner by you other than by will or
                                            the laws of intestate succession.

PLAN GOVERNS:                               Notwithstanding  anything in this
                                            Incentive Stock Option Award
                                            Agreement to the contrary, the terms
                                            of this Incentive Stock Option Award
                                            Agreement shall be subject to the
                                            terms and conditions of the Plan, a
                                            copy of which may be obtained from
                                            the Company. This Incentive Stock
                                            Option Award Agreement is subject to
                                            all interpretations, amendments,
                                            rules and regulations promulgated by
                                            the Committee from time to time
                                            pursuant to the Plan. Any
                                            capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Award
                                            Agreement create any right on the
                                            part of any individual to continue
                                            in the employment of New England
                                            Bancshares, Inc. or any Affiliate of
                                            New England Bancshares, Inc.

MODIFICATION AND WAIVER:                    The Committee may amend or modify
                                            this Incentive Stock Option Award
                                            from time to time, prospectively or
                                            retroactively; PROVIDED, however,
                                            that no such amendment or
                                            modification will adversely affect
                                            the rights of the Participant under
                                            this Award Agreement without his or
                                            her written consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Incentive Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, New England Bancshares, Inc. has caused this Award Agreement to be executed and said has also executed this Award Agreement as of the ____day of __________, 200__.

                                                    NEW ENGLAND BANCSHARES, INC.



                                                    By:
                                                        -----------------------
                                                        David J. O'Connor



                                                    By:
                                                        -----------------------

                                    FORM OF
                              AMENDED AND RESTATED
                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT
                               (OUTSIDE DIRECTORS)


NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________

         You have been granted an award of shares of New England Bancshares, Inc. common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:                 ____________shares of Common Stock

DATE OF GRANT:                              ____________, 200_

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                       Subject to the limitations of this
                                            Stock Award Agreement, this Stock
                                            Award shall vest in installments
                                            according to the following schedule:

                                            Installment      Vesting Date

                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__

                                            Except as provided below, an
                                            installment shall not vest on the
                                            otherwise applicable vesting date if
                                            you terminate service prior to such
                                            vesting date.

ACCELERATION OF VESTING
UPON A CHANGE IN CONTROL:                   All unvested shares of Common Stock
                                            subject to this Stock Award will
                                            immediately vest upon a Change in
                                            Control.

EFFECT OF TERMINATION OF
SERVICE BECAUSE OF:

     (A) DEATH OR DISABILITY: In the event you terminate service due to death or Disability, the entire unvested portion of your Stock Award will immediately vest as of the date of such termination.

     (B)   TERMINATION FOR
           CAUSE: In the event you are terminated for Cause, all your rights to this Stock Award will expire immediately as of the effective date of your
                                            Termination for Cause.

     (C)   RETIREMENT:                      As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to any unvested shares of
                                            Common Stock subject to this Stock
                                            Award, PROVIDED HOWEVER, that if
                                            upon your Retirement you are
                                            immediately engaged by the Company
                                            or the Association as a consultant,
                                            advisor or director emeritus, the
                                            Committee may elect, in its sole
                                            discretion, to permit you to
                                            continue to vest in your Stock Award
                                            in accordance with the schedule set
                                            forth herein.

     (D)   OTHER REASONS:                   Unless otherwise determined by the
                                            Committee, all unvested shares of
                                            Common Stock subject to this Stock
                                            Award are forfeited as of your
                                            termination date and any rights you
                                            have to this Stock Award become null
                                            and void.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Stock Award will be distributed
                                            as soon as practicable upon vesting.
                                            Dividends paid on shares of Common
                                            Stock subject to this Stock Award
                                            will be distributed when paid.

VOTING: You are entitled to vote all shares of Common Stock subject to this Stock Award, regardless of vesting.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary on a
                                            form acceptable to the Committee, to
                                            receive rights under this Stock
                                            Award Agreement, in the event of
                                            your death. If a beneficiary is not
                                            designated, the Award will become
                                            part of your estate.

PLAN GOVERNS:                               Notwithstanding   anything  in  this
                                            Stock Award Agreement to the
                                            contrary, the terms of this Stock
                                            Award shall be subject to the terms
                                            and conditions of the Plan, a copy
                                            of which you may obtain from the
                                            Company. This Stock Award Agreement
                                            is subject to all interpretations,
                                            amendments, rule and
                                            regulations promulgated by the
                                            Committee from time to time pursuant
                                            to the Plan. Any capitalized terms
                                            shall have the meaning given to such
                                            terms in the Plan.

                                            Neither the Plan nor this Stock
                                            Award Agreement create any right on
                                            the part of any individual to
                                            continue in the service of New
                                            England Bancshares, Inc. or any
                                            Affiliates of New England
                                            Bancshares, Inc.

NON-TRANSFERABILITY:                        You shall not sell, transfer,
                                            assign, pledge or otherwise encumber
                                            shares subject to this Stock Award
                                            until full vesting of such shares
                                            has occurred.

                                            Unless determined otherwise by the
                                            Committee and except in the event of
                                            your death or pursuant to a domestic
                                            relations order, this Stock Award is
                                            not transferable and may only be
                                            earned by you in your lifetime. Upon
                                            your death, this Stock Award is
                                            transferable by will or the laws of
                                            descent and distribution.

MODIFICATION AND AMENDMENT:                 The Committee may amend or modify
                                            this Stock Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect your rights under
                                            this Award without your written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, with respect to the Plan and/or this Stock Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, New England Bancshares, Inc. has caused this Award Agreement to be executed, and said Participant has also executed this Award Agreement as of the ____ day of ________________, 2003.



                                                    NEW ENGLAND BANCSHARES, INC.


                                                    By:
                                                        -----------------------
                                                        David J. O'Connor



                                                    By:
                                                        -----------------------

                                    FORM OF
                              AMENDED AND RESTATED
                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT
                                   (EMPLOYEES)


NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________

         You have been granted an award of shares of New England Bancshares, Inc. common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:                 ____________ shares of Common Stock

DATE OF GRANT:                              _______________, 200_

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                       Subject to the limitations of this
                                            Stock Award Agreement, this Stock
                                            Award shall vest in installments
                                            according to the following schedule:

                                            Installment      Vesting Date

                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__
                                            _____ shares     ____________, 200__

                                            Except as provided below, an
                                            installment shall not vest on the
                                            otherwise applicable vesting date if
                                            you terminate employment prior to
                                            such vesting date.

ACCELERATION OF VESTING
UPON A CHANGE IN CONTROL:                   All unvested shares of Common Stock
                                            subject to this Stock Award will
                                            immediately vest upon a Change in
                                            Control.

EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

    (A)   DEATH OR DISABILITY:             In the event you terminate employment
                                           due to death or Disability, the
                                           entire unvested portion of your
                                           Stock Award will immediately vest as
                                           of the date of such termination.

    (B)   TERMINATION FOR
          CAUSE: In the event you are terminated for Cause, all your rights to this Stock Award will expire immediately as of the effective date of your
                                           Termination for Cause.

    (C)   RETIREMENT:                      As of the  effective  date of your
                                           Retirement, you will forfeit all
                                           rights to any unvested shares of
                                           Common Stock subject to this Stock
                                           Award, PROVIDED HOWEVER, that if
                                           upon your Retirement you are
                                           immediately engaged by the Company
                                           or the Association as a consultant,
                                           advisor or director emeritus, the
                                           Committee may permit you to continue
                                           to vest in your Stock Award in
                                           accordance with the schedule set
                                           forth herein.

    (D)   OTHER REASONS:                   Unless otherwise determined by the
                                           Committee, all unvested shares of
                                           Common Stock subject to this Stock
                                           Award are forfeited as of your
                                           termination date and any rights you
                                           have to this Stock Award become null
                                           and void.

DISTRIBUTION:                              Shares of Common Stock subject to
                                           this Stock Award will be distributed
                                           as soon as practicable upon vesting.
                                           Dividends paid on shares of Common
                                           Stock subject to this Stock Award
                                           will be distributed when paid.

VOTING: You are entitled to vote all shares of Common Stock subject to this Stock Award, regardless of vesting.

TAX WITHHOLDING:                           Upon  payment of a Stock Award,  the
                                           Committee is entitled to require as
                                           a condition of delivery (i) that you
                                           remit an amount sufficient to
                                           satisfy all federal, state and local
                                           tax withholding requirements related
                                           thereto, (ii) that the withholding
                                           of such sums come from compensation
                                           otherwise due to you or from shares
                                           of Common Stock due to you under the
                                           Plan, or (iii) any combination of
                                           the foregoing. Any withholding shall
                                           comply with Rule 16b-3 or any
                                           amendments or successive rule.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary on a
                                            form acceptable to the Committee, to
                                            receive rights under this Stock
                                            Award Agreement, in the event of
                                            your death. If a beneficiary is not
                                            designated, the Award will become
                                            part of your estate.

PLAN GOVERNS:                               Notwithstanding   anything  in  this
                                            Stock Award Agreement to the
                                            contrary, the terms of this Stock
                                            Award shall be subject to the terms
                                            and conditions of the Plan, a copy
                                            of which you may obtain from the
                                            Company. This Stock Award Agreement
                                            is subject to all interpretations,
                                            amendments, rule and regulations
                                            promulgated by the Committee from
                                            time to time pursuant to the Plan.
                                            Any capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Stock
                                            Award Agreement create any right on
                                            the part of any individual to
                                            continue in the employ of New
                                            England Bancshares, Inc. or any
                                            Affiliates of New England
                                            Bancshares, Inc.

NON-TRANSFERABILITY:                        You shall not sell, transfer,
                                            assign, pledge or otherwise encumber
                                            shares subject to this Stock Award
                                            until full vesting of such shares
                                            has occurred.

                                            Unless determined otherwise by the
                                            Committee and except in the event of
                                            your death or pursuant to a domestic
                                            relations order, this Stock Award is
                                            not transferable and may only be
                                            earned by you in your lifetime. Upon
                                            your death, this Stock Award is
                                            transferable by will or the laws of
                                            descent and distribution.

MODIFICATION AND AMENDMENT:                 The Committee may amend or modify
                                            this Stock Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect your rights under
                                            this Award without your written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, with respect to the Plan and/or this Stock Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, New England Bancshares, Inc. has caused this Award Agreement to be executed, and said Participant has also executed this Award Agreement as of the ____ day of ________________, 200_.



                                                    NEW ENGLAND BANCSHARES, INC.


                                                    By:
                                                        -----------------------
                                                         David J. O'Connor



                                                     By:
                                                         -----------------------

                                    FORM OF
                AMENDED AND RESTATED NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT
                               (OUTSIDE DIRECTOR)


NAME AND ADDRESS OF
PARTICIPANT:                  __________________________
                              __________________________
                              __________________________

      You have been granted a Non-Statutory Stock Option to purchase shares of New England Bancshares, Inc. common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD   _______ shares of New England Bancshares, Inc.
                              common stock ("Common Stock")

DATE OF GRANT:                _______________, 200__

EXERCISE PRICE:               $____________

TERM OF OPTION:               The term of this Non-Statutory Stock Option shall
                              be 10 years from the Date of Grant.

VESTING SCHEDULE: Subject to the limitations of this Stock Option Award Agreement, this Non-Statutory Stock Option Award shall vest or become exercisable in installments according to the following schedule:

                              Installment      Vesting Date

                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__

                              Except as provided below, an installment shall not become exercisable on the otherwise applicable vesting date if you terminate service prior to such vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                          All unvested Non-Statutory Stock
                                            Options shall immediately become
                                            exercisable and shall remain
                                            exercisable for the term of the
                                            Non-Statutory Stock Option,
                                            regardless of termination of service
                                            with the Company or the Association.

PAYMENT OF EXERCISE PRICE:                  The Exercise Price may be paid in
                                            cash or Common Stock having a Fair
                                            Market Value on the exercise date
                                            equal to the total Exercise Price,
                                            or any combination of cash or Common
                                            Stock and, if the Committee permits,
                                            you may also conduct a cash-less
                                            exercise with a qualifying
                                            broker-dealer.

EFFECT OF TERMINATION OF
SERVICE BECAUSE OF:

      (A)   DEATH OR DISABILITY:            In the event you terminate service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Non-Statutory Stock Option Award
                                            will immediately vest and the
                                            unexercised portion of your
                                            Non-Statutory Stock Option Award
                                            will remain exercisable for a period
                                            of one (1) year following
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

      (B)   TERMINATION FOR
            CAUSE: In you are terminated for Cause, all your rights to this Non- Statutory Stock Option Award will expire immediately as of the effective date of your Termination for Cause.

      (C)   RETIREMENT:                     As of the effective date of your
                                            Retirement, you will forfeit all
                                            rights to your unvested portion of
                                            this Non-Statutory Stock Option
                                            Award. Your vested portion will
                                            remain exercisable for a period of
                                            one (1) year from your Retirement
                                            date or, if sooner, until the
                                            expiration of the term of the
                                            Non-Statutory Stock Option. However,
                                            if following your Retirement you are
                                            immediately engaged by the Company
                                            or the Association as a consultant,
                                            advisor or director emeritus, the
                                            Committee may elect, in its sole
                                            discretion, to permit you to
                                            continue to vest in your
                                            Non-Statutory Stock Option in
                                            accordance with the schedule set
                                            forth herein.

      (D)   OTHER REASONS:                  Unless otherwise determined by the
                                            Committee, you may only exercise
                                            those Non-Statutory Stock Options
                                            that are immediately exercisable as
                                            of the date of your termination of
                                            service. You forfeit all rights to
                                            any unvested Non-Statutory Stock
                                            Options and your vested
                                            Non-Statutory Stock Options remain
                                            exercisable for a period of three
                                            (3) months following your
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

VOTING: You have no rights as a shareholder with respect to any shares of Common Stock covered by this Non-Statutory Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Non-Statutory Stock Option Award following exercise of the Option.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Non-Statutory Stock Option
                                            Award will be distributed as soon as
                                            practicable upon exercise.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary, on
                                            a form acceptable to the Committee,
                                            to receive rights under this
                                            Non-Statutory Stock Option Award, in
                                            the event of your death. If a
                                            beneficiary is not designated the
                                            Award will become part of your
                                            estate.

NON-TRANSFERABILITY:                        This Non-Statutory Stock Option
                                            Award shall not be transferred,
                                            assigned, hypothecated, or disposed
                                            of in any manner by you other than
                                            by will or the laws of intestate
                                            succession. However, you may
                                            petition the Committee to permit
                                            transfer or assignment of this
                                            Non-Statutory Stock Option Award if
                                            such transfer or assignment is, in
                                            the Committee's sole determination,
                                            for valid estate planning purposes
                                            and permitted under the Internal
                                            Revenue Code of 1986, as amended and
                                            the Securities Exchange Act of 1934,
                                            as amended.

PLAN GOVERNS:                               Notwithstanding anything in this
                                            Non-Statutory Stock Option Award
                                            Agreement to the contrary, the terms
                                            of this Non- Statutory Stock Option
                                            Award Agreement shall be subject to
                                            the terms and conditions of the
                                            Plan, a copy of which may be
                                            obtained from the Company; and this
                                            Non-Statutory Stock Option Award
                                            Agreement is subject to all
                                            interpretations, amendments, rules
                                            and regulations promulgated by the
                                            Committee from time to time pursuant
                                            to the Plan. Any
                                            capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Award
                                            Agreement create any right on the
                                            part of any individual to continue
                                            in the service of New England
                                            Bancshares, Inc. or any Affiliate of
                                            New England Bancshares, Inc.

MODIFICATION AND WAIVER:                   The Committee may amend or modify
                                            this Non-Statutory Stock Option
                                            Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect the rights of the
                                            Participant under this Award
                                            Agreement without his or her written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Non-Statutory Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, New England Bancshares, Inc. has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 200__.

                                    NEW ENGLAND BANCSHARES, INC.



                                    By:
                                        ----------------------------------------
                                        For the Committee Administering the Plan



                                    By:
                                        ----------------------------------------

                                    FORM OF
                              AMENDED AND RESTATED
                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT
                                   (EMPLOYEES)

NAME AND ADDRESS OF
PARTICIPANT:

         You have been granted a Non-Statutory Stock Option to purchase shares of New England Bancshares, Inc. common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD   _______ shares of New England Bancshares, Inc.
                              common stock ("Common Stock")

DATE OF GRANT:                _______________, 200__

EXERCISE PRICE:               $____________

TERM OF OPTION:               The term of this Non-Statutory Stock Option shall
                              be 10 years from the Date of Grant.

VESTING SCHEDULE: Subject to the limitations of this Stock Option Award Agreement, this Non-Statutory Stock Option Award shall vest or become exercisable in installments according to the following schedule:

                              Installment      Vesting Date

                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__
                              _____ shares     ____________, 200__

                              Except as provided below, an installment shall not become exercisable on the otherwise applicable vesting date if you terminate service prior to such vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                          All unvested Non-Statutory Stock
                                            Options shall immediately become
                                            exercisable and shall remain
                                            exercisable for the term of the
                                            Non-Statutory Stock Option,
                                            regardless of termination of
                                            employment with the Company or the
                                            Association.

PAYMENT OF EXERCISE PRICE:                  The Exercise Price may be paid in
                                            cash or Common Stock having a Fair
                                            Market Value on the exercise date
                                            equal to the total Exercise Price,
                                            or any combination of cash or Common
                                            Stock and, if the Committee permits,
                                            you may also conduct a cash-less
                                            exercise with a qualifying
                                            broker-dealer.
EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

         (A)      DEATH OR DISABILITY:      In the event you terminate service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Non-Statutory Stock Option Award
                                            will immediately vest and the
                                            unexercised portion of your
                                            Non-Statutory Stock Option Award
                                            will remain exercisable for a period
                                            of one (1) year following
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

         (B)      TERMINATION FOR
                  CAUSE:                    In  you  are terminated for  Cause,
                                            all your rights to this
                                            Non-Statutory Stock Option Award
                                            will expire immediately as of the
                                            effective date of your Termination
                                            for Cause.

         (C)      RETIREMENT:               As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to your unvested portion of
                                            this Non-Statutory Stock Option
                                            Award. Your vested portion will
                                            remain exercisable for a period of
                                            one (1) year from your Retirement
                                            date or, if sooner, until the
                                            expiration of the term of the
                                            Non-Statutory Stock Option.

         (D)      OTHER REASONS:            Unless  otherwise  determined by the
                                            Committee, you may only exercise
                                            those Non-Statutory Stock Options
                                            that are immediately exercisable as
                                            of the date of your termination of
                                            service. You forfeit all rights to
                                            any unvested Non-Statutory Stock
                                            Options and your vested
                                            Non-Statutory Stock Options remain
                                            exercisable for a period of three
                                            (3) months following your
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

VOTING: You have no rights as a shareholder with respect to any shares of Common Stock covered by this Non-Statutory Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Non-Statutory Stock Option Award following exercise of the Option.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Non-Statutory Stock Option
                                            Award will be distributed as soon as
                                            practicable upon exercise.

TAX WITHHOLDING:                            Upon exercise of a  Non-qualified
                                            Stock Option, you will be treated as
                                            having received compensation income
                                            (taxable at ordinary income tax
                                            rates) equal to the excess, if any,
                                            of the Fair Market Value of the
                                            shares of Common Stock on the date
                                            of exercise over the Exercise Price.
                                            The Company will withhold from your
                                            compensation or collect from you an
                                            amount in cash equal to a percentage
                                            of this compensation income at the
                                            time of exercise and forward the
                                            funds to the applicable taxing
                                            authorities. The Company may refuse
                                            to honor your request to exercise
                                            your Non-Statutory Stock Option and
                                            refuse to deliver the shares of
                                            Common Stock if such withholding
                                            amounts are not delivered in a
                                            timely fashion.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary, on
                                            a form acceptable to the Committee,
                                            to receive rights under this
                                            Non-Statutory Stock Option Award, in
                                            the event of your death. If a
                                            beneficiary is not designated the
                                            Award will become part of your
                                            estate.

NON-TRANSFERABILITY:                        This  Non-Statutory  Stock  Option
                                            Award shall not be transferred,
                                            assigned, hypothecated, or disposed
                                            of in any manner by you other than
                                            by will or the laws of intestate
                                            succession. However, you may
                                            petition the Committee to permit
                                            transfer or assignment of this
                                            Non-Statutory Stock Option Award if
                                            such transfer or assignment is, in
                                            the Committee's sole determination,
                                            for valid estate planning purposes
                                            and permitted under the Internal
                                            Revenue Code of 1986, as amended and
                                            the Securities Exchange Act of 1934,
                                            as amended.

PLAN GOVERNS:                               Notwithstanding  anything in this
                                            Non-Statutory Stock Option Award
                                            Agreement to the contrary, the terms
                                            of this Non-Statutory Stock Option
                                            Award Agreement shall be subject to
                                            the terms and conditions of the
                                            Plan, a copy of which may be
                                            obtained from the Company. This
                                            Non-Statutory Stock Option Award
                                            Agreement is subject to all
                                            interpretations, amendments, rules
                                            and regulations promulgated by the
                                            Committee from time to time pursuant
                                            to the Plan. Any capitalized terms
                                            shall have the meaning given to such
                                            terms in the Plan.

                                            Neither the Plan nor this Award
                                            Agreement create any right on the
                                            part of any individual to continue
                                            in the employment of New England
                                            Bancshares, Inc. or any Affiliate of
                                            New England Bancshares, Inc.

MODIFICATION AND WAIVER:                    The Committee may amend or modify
                                            this Non-Statutory Stock Option
                                            Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect the rights of the
                                            Participant under this Award
                                            Agreement without his or her written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Non-Statutory Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, New England Bancshares, Inc. has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 200__.

                                                    NEW ENGLAND BANCSHARES, INC.



                                                    By:
                                                        -----------------------
                                                         David J. O'Connor



                                                     By:
                                                         -----------------------